Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

December 31, 2011

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2011

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	December 31, 2011	December 31, 2010
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$18,464,109	$15,830,663
Held for investment, at amortized cost	2,644,206	822,200
Equity securities, available for sale, at fair value	62,845	65,961
Mortgage loans on real estate	2,823,047	2,598,641
Derivative instruments	273,314	479,786
Other investments	115,930	19,680
Total investments	24,383,451	19,816,931

Cash and cash equivalents	404,952	597,766
Coinsurance deposits	2,818,642	2,613,191
Accrued investment income	228,937	167,645
Deferred policy acquisition costs	1,683,857	1,747,760
Deferred sales inducements	1,242,787	1,227,328
Deferred income taxes	21,981	143,253
Income taxes recoverable	8,441	6,134
Other assets	81,671	106,755
Total assets	$30,874,719	$26,426,763

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$28,118,716	$23,655,807
Other policy funds and contract claims	400,594	222,860
Notes payable	297,608	330,835
Subordinated debentures	268,593	268,435
Other liabilities	380,529	1,010,779
Total liabilities	29,466,040	25,488,716

Stockholders' equity:
Common stock	57,837	56,968
Additional paid-in capital	468,281	454,454
Unallocated common stock held by ESOP	(3,620)	(4,815)
Accumulated other comprehensive income	457,229	81,820
Retained earnings	428,952	349,620
Total stockholders' equity	1,408,679	938,047
Total liabilities and stockholders' equity	$30,874,719	$26,426,763

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2011

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Revenues:
Traditional life and accident and health insurance premiums	$2,820	$2,871	$12,151	$11,982
Annuity product charges	18,930	16,402	76,189	69,075
Net investment income	324,272	277,876	1,218,780	1,036,106
Change in fair value of derivatives	92,269	201,604	(114,728)	168,862
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	698	1,462	(18,641)	23,726
OTTI losses on investments:
Total OTTI losses	(9,834)	(3,197)	(20,180)	(19,544)
Portion of OTTI losses recognized in (from) other comprehensive income	(6,451)	(12,639)	(13,796)	(4,323)
Net OTTI losses recognized in operations	(16,285)	(15,836)	(33,976)	(23,867)
Loss on extinguishment of debt	—	—	—	(292)
Total revenues	422,704	484,379	1,139,775	1,285,592

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,588	1,622	7,870	8,251
Interest sensitive and index product benefits (b)	154,440	148,376	775,757	733,218
Amortization of deferred sales inducements (c)	48,889	38,357	71,781	59,873
Change in fair value of embedded derivatives	33,031	142,463	(105,194)	130,950
Interest expense on notes payable	7,910	7,861	31,633	22,125
Interest expense on subordinated debentures	3,542	3,700	13,977	14,906
Interest expense on amounts due under repurchase agreements	25	—	30	—
Amortization of deferred policy acquisition costs (c)	78,323	62,408	143,478	136,388
Other operating costs and expenses	17,518	65,715	67,529	114,615
Total benefits and expenses	345,266	470,502	1,006,861	1,220,326
Income before income taxes	77,438	13,877	132,914	65,266
Income tax expense	27,739	4,839	46,666	22,333
Net income (b) (c)	$49,699	$9,038	$86,248	$42,933

Earnings per common share (b) (c)	$0.83	$0.15	$1.45	$0.73
Earnings per common share - assuming dilution (a) (b) (c)	$0.79	$0.14	$1.37	$0.68
Weighted average common shares outstanding (in thousands):
Earnings per common share	59,641	58,757	59,482	58,507
Earnings per common share - assuming dilution	63,582	65,054	63,619	64,580

(a)
The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust. The after tax cost of such interest was $259 for the three months ended December 31, 2011 and 2010, and $1,034 and $1,035 for the year ended December 31, 2011 and 2010, respectively.

(b)
The year ended December 31, 2011, includes an adjustment recorded in the first quarter of 2011 to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million and increased net income, earnings per common share and earnings per common share - assuming dilution by $2.7 million, $0.05 per share and $0.04 per share, respectively.

(c)
The year ended December 31, 2011, includes benefit from unlocking which reduced amortization of deferred sales inducements by $5.0 million and amortization of deferred policy acquisition costs by $9.1 million and increased net income, earnings per common share and earnings per common share - assuming dilution by $9.1 million, $0.15 per share and $0.14 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2011

Operating Income
Year ended December 31, 2011 (Unaudited)

		Adjustments
	As Reported	Realized Losses	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$12,151	$—	$—	$12,151
Annuity product charges	76,189	—	—	76,189
Net investment income	1,218,780	—	—	1,218,780
Change in fair value of derivatives	(114,728)	—	209,913	95,185
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	(18,641)	18,641	—	—
Net OTTI losses recognized in operations	(33,976)	33,976	—	—
Total revenues	1,139,775	52,617	209,913	1,402,305

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	7,870	—	—	7,870
Interest sensitive and index product benefits (b)	775,757	—	—	775,757
Amortization of deferred sales inducements (c)	71,781	9,659	35,498	116,938
Change in fair value of embedded derivatives	(105,194)	—	84,192	(21,002)
Interest expense on notes payable	31,633	—	—	31,633
Interest expense on subordinated debentures	13,977	—	—	13,977
Interest expense on amounts due under repurchase agreements	30	—	—	30
Amortization of deferred policy acquisition costs (c)	143,478	14,458	45,360	203,296
Other operating costs and expenses	67,529	—	—	67,529
Total benefits and expenses	1,006,861	24,117	165,050	1,196,028
Income before income taxes	132,914	28,500	44,863	206,277
Income tax expense	46,666	10,146	15,812	72,624
Net income (b) (c)	$86,248	$18,354	$29,051	$133,653

Earnings per common share (b) (c)	$1.45			$2.25
Earnings per common share - assuming dilution (b) (c)	$1.37			$2.12

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

(b)
The year ended December 31, 2011, includes an adjustment recorded in the first quarter of 2011 to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million, increased net income and operating income by $2.7 million, increased earnings per common share and operating income per common share by $0.05 per share and increased earnings per common share - assuming dilution and operating income per common share - assuming dilution by $0.04 per share.

(c)
See note (c) on page 2 for discussion of the impact of unlocking on "As Reported" amounts and the first sentence of note (c) on page 5 for discussion of the impact of unlocking on "Operating Income" amounts.

Change in fair value of derivatives:
Proceeds received at expiration	$454,212	$—	$454,212
Cost of money for fixed index annuities	(336,162)	—	(336,162)
Change in the difference between fair value and remaining option cost at beginning and end of period	(232,778)	209,913	(22,865)
	$(114,728)	$209,913	$95,185

Index credits included in interest credited to account balances	$448,248		$448,248

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2011

Operating Income
Three months ended December 31, 2011 (Unaudited)

		Adjustments
	As Reported	Realized Losses	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$2,820	$—	$—	$2,820
Annuity product charges	18,930	—	—	18,930
Net investment income	324,272	—	—	324,272
Change in fair value of derivatives	92,269	—	(93,544)	(1,275)
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	698	(698)	—	—
Net OTTI losses recognized in operations	(16,285)	16,285	—	—
Total revenues	422,704	15,587	(93,544)	344,747

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,588	—	—	1,588
Interest sensitive and index product benefits	154,440	—	—	154,440
Amortization of deferred sales inducements	48,889	2,613	(19,981)	31,521
Change in fair value of embedded derivatives	33,031	—	(9,132)	23,899
Interest expense on notes payable	7,910	—	—	7,910
Interest expense on subordinated debentures	3,542	—	—	3,542
Interest expense on amounts due under repurchase agreements	25	—	—	25
Amortization of deferred policy acquisition costs	78,323	4,253	(29,051)	53,525
Other operating costs and expenses	17,518	—	—	17,518
Total benefits and expenses	345,266	6,866	(58,164)	293,968
Income before income taxes	77,438	8,721	(35,380)	50,779
Income tax expense	27,739	3,105	(12,667)	18,177
Net income	$49,699	$5,616	$(22,713)	$32,602

Earnings per common share	$0.83			$0.55
Earnings per common share - assuming dilution	$0.79			$0.52

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$65,495	$—	$65,495
Cost of money for fixed index annuities	(90,493)	—	(90,493)
Change in the difference between fair value and remaining option cost at beginning and end of period	117,267	(93,544)	23,723
	$92,269	$(93,544)	$(1,275)

Index credits included in interest credited to account balances	$65,036		$65,036

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2011

Operating Income/Net Income
Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$2,820	$3,126	$3,289	$2,916	$2,871
Annuity product charges	18,930	20,405	19,892	16,962	16,402
Net investment income	324,272	305,502	296,878	292,128	277,876
Change in fair value of derivatives	(1,275)	12,411	69,316	14,733	29,401
Total revenues	344,747	341,444	389,375	326,739	326,550

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,588	1,888	2,499	1,895	1,622
Interest sensitive and index product benefits (b)	154,440	223,232	238,420	159,665	148,320
Amortization of deferred sales inducements (c)	31,521	24,279	30,866	30,272	27,719
Change in fair value of embedded derivatives	23,899	(41,447)	(8,723)	5,269	28,112
Interest expense on notes payable	7,910	7,984	7,832	7,907	7,861
Interest expense on subordinated debentures	3,542	3,488	3,481	3,466	3,700
Interest expense on amounts due under repurchase agreements	25	—	1	4	—
Amortization of deferred policy acquisition costs (c)	53,525	42,197	53,815	53,759	50,788
Other operating costs and expenses	17,518	15,903	16,634	17,474	17,715
Total benefits and expenses	293,968	277,524	344,825	279,711	285,837
Operating income before income taxes	50,779	63,920	44,550	47,028	40,713
Income tax expense	18,177	22,456	15,537	16,454	14,319
Operating income (a) (b) (c)	32,602	41,464	29,013	30,574	26,394
Net realized gains (losses) and net OTTI losses on investments, net of offsets	(5,616)	(8,988)	(1,278)	(2,472)	(4,687)
Net effect of derivatives and other index annuity, net of offsets	22,713	(45,544)	(9,461)	3,241	14,628
Litigation settlement, net of offsets	—	—	—	—	(27,297)
Net income (loss) (b) (c)	$49,699	$(13,068)	$18,274	$31,343	$9,038

Operating income per common share (a) (b) (c)	$0.55	$0.70	$0.48	$0.52	$0.45
Operating income per common share - assuming dilution (a) (b) (c)	$0.52	$0.67	$0.45	$0.47	$0.41
Earnings (loss) per common share (b) (c)	$0.83	$(0.22)	$0.31	$0.53	$0.15
Earnings (loss) per common share - assuming dilution (b) (c)	$0.79	$(0.22)	$0.28	$0.48	$0.14

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	59,641	59,596	59,504	59,182	58,757
Earnings (loss) per common share - assuming dilution	63,582	62,698	65,530	65,711	65,054

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, fair value changes in derivatives and embedded derivatives and the settlement of a class action lawsuit. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

(b)
Q1 2011 includes an adjustment to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million, increased operating income and net income by $2.7 million, increased operating income per common share and earnings per common share by $0.05 per share and increased operating income per common share - assuming dilution and earnings per common share - assuming dilution by $0.04 per share.

(c)
Q3 2011 (and the year ended December 31, 2011 - see page 3) includes benefit from unlocking which reduced amortization of deferred sales inducements by $7.3 million and amortization of deferred policy acquisition costs by $12.1 million and increased operating income, operating income per common share and operating income per common share - assuming dilution by $12.5 million, $0.21 and $0.20, respectively. The unlocking benefit reduced the net loss, loss per common share and loss per common share - assuming dilution for Q3 2011 by $9.1 million, $0.15 and $0.15, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2011

Capitalization/Book Value per Share

	December 31, 2011	December 31, 2010
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$297,608	$330,835
Subordinated debentures payable to subsidiary trusts	268,593	268,435
Total debt	566,201	599,270
Total stockholders’ equity	1,408,679	938,047
Total capitalization	1,974,880	1,537,317
Accumulated other comprehensive income (AOCI)	(457,229)	(81,820)
Total capitalization excluding AOCI (a)	$1,517,651	$1,455,497

Total stockholders’ equity	$1,408,679	$938,047
Accumulated other comprehensive income	(457,229)	(81,820)
Total stockholders’ equity excluding AOCI (a)	$951,450	$856,227

Common shares outstanding (b)	59,131,995	58,377,233

Book Value per Share: (c)
Book value per share including AOCI	$23.82	$16.07
Book value per share excluding AOCI (a)	$16.09	$14.67

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	19.6%	22.7%
Adjusted debt / Total capitalization	22.3%	26.2%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2011 - 1,631,548 shares; 2010 - 1,855,835 shares and exclude unallocated shares held by ESOP: 2011 - 336,093 shares; 2010 - 447,048 shares.

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2011

Annuity Deposits by Product Type

	Three Months Ended December 31,		Year Ended December 31,
Product Type	2011	2010	2011	2010
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$763,495	$871,622	$2,839,295	$2,401,891
Fixed Strategy	391,263	459,711	1,377,987	1,551,007
	1,154,758	1,331,333	4,217,282	3,952,898
Fixed Rate Annuities:
Single-Year Rate Guaranteed	51,220	66,800	169,304	160,077
Multi-Year Rate Guaranteed	118,518	88,590	397,925	384,116
Single premium immediate annuities	47,608	67,761	305,603	171,628
	217,346	223,151	872,832	715,821
Total before coinsurance ceded	1,372,104	1,554,484	5,090,114	4,668,719
Coinsurance ceded	95,911	76,666	326,531	478,963
Net after coinsurance ceded	$1,276,193	$1,477,818	$4,763,583	$4,189,756

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at December 31, 2011:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.3	10.8	16.2%	$22,516,854	92.0%
Single-Year Fixed Rate Guaranteed Annuities	11.1	4.7	7.9%	1,417,971	5.8%
Multi-Year Fixed Rate Guaranteed Annuities	6.4	2.1	4.8%	548,293	2.2%
Total	13.9	10.2	15.5%	$24,483,118	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2011

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$428,120	$438,696
0.0% < 2.0%	37,924	67,501
2.0% < 3.0%	195,095	135,369
3.0% < 4.0%	40,700	400,992
4.0% < 5.0%	131,034	295,405
5.0% < 6.0%	22,339	271,729
6.0% < 7.0%	72,145	206,658
7.0% < 8.0%	200,553	338,594
8.0% < 9.0%	199,439	529,599
9.0% < 10.0%	184,907	692,204
10.0% or greater	454,008	19,140,107
	$1,966,264	$22,516,854

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$866,816	0.00%
2012	369,176	2.01%
2013	531,096	3.32%
2014	572,283	4.60%
2015	605,900	6.31%
2016	864,733	7.73%
2017	988,753	8.91%
2018	874,429	11.21%
2019	591,871	11.70%
2020	929,352	12.99%
2021	1,252,410	14.75%
2022	1,096,906	16.42%
2023	3,926,486	19.19%
2024	4,247,497	19.24%
2025	3,126,985	19.33%
2026	1,763,006	19.50%
2027	1,851,076	19.99%
2028	24,343	20.00%
	$24,483,118	15.49%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2011

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,691,483	$22,506,345
Multi-year (3 - 7 years)	274,781	10,509
	$1,966,264	$22,516,854

ULTIMATE MINIMUM GUARANTEE RATE:
1.50%	$92,367	$3,671,106
2.00%	438,966	1,189
2.20%	4,381	72,380
2.25%	11,870	5,410,153
2.25% (3)	177,050	917,337
3.00% (4)	1,183,618	1,235,294
3.00% (5)	—	11,152,072
3.50% (6)	—	57,323
4.00%	58,012	—
	$1,966,264	$22,516,854

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (7):
No differential	$139,668	$74,776
› 0.0% - 0.25%	826,809	985,571
› 0.25% - 0.5%	136,630	288,291
› 0.5% - 1.0% (8)	345,999	1,113,289
› 1.0% - 1.5% (8)	141,959	25,452
› 1.5% - 2.0%	170,025	35,276
› 2.0% - 2.5%	6,265	—
› 2.5% - 3.0%	40,975	—
1.50% ultimate guarantee - 2.04% wtd avg interest rate (9)	48,665	1,011,100
2.00% ultimate guarantee - 2.81% wtd avg interest rate (9)	109,269	—
2.25% ultimate guarantee - 2.85% wtd avg interest rate (9)	—	1,520,458
3.00% ultimate guarantee - 3.09% wtd avg interest rate (9)	—	3,062,720
Cumulative floor	—	14,399,921
	$1,966,264	$22,516,854

(1)	In addition, $917,825 (46.7%) of the Fixed Annuities Account Value have market value adjustment protection.

(2)
The contract features for substantially all of the Fixed Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money. The contract features for less than 0.5% of the Fixed Index Annuities Account Value are reset every two years.

(3)	Products have a guarantee of 2.25% for the first 10 years, and 3.00% thereafter.

(4)	Products have a guarantee of 3.00% on 100% of the premium.

(5)	Products have a guarantee of 3.00% on less than 100% of the premium.

(6)
Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, and 3.00% thereafter (applied to less than 100% of the annuity deposits received). Minimum guaranteed rates for amounts allocated to the fixed rate strategy are 2.25% for the first 10 years, and 3.00% thereafter.

(7)	Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.

(8)
$177,050 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014. $644,070 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014.

(9)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2011

Spread Results

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Reported Amounts
Average yield on invested assets	5.76%	6.02%	5.80%	6.06%
Aggregate cost of money	2.79%	2.88%	2.77%	2.91%
Aggregate investment spread	2.97%	3.14%	3.03%	3.15%

Adjustments
Investment yield - temporary cash investments	0.03%	0.16%	0.07%	0.17%
Investment yield - additional prepayment income	—%	(0.10)%	—%	(0.04)%
Cost of money benefit from over hedging	0.02%	0.06%	0.06%	0.10%

Adjusted Amounts
Average yield on invested assets	5.79%	6.08%	5.87%	6.19%
Aggregate cost of money	2.81%	2.94%	2.83%	3.01%
Aggregate investment spread	2.98%	3.14%	3.04%	3.18%

Summary of Invested Assets

	December 31, 2011		December 31, 2010
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$4,678	—%	$4,388	—%
United States Government sponsored agencies	4,338,895	17.8%	3,750,065	18.9%
United States municipalities, states and territories	3,405,769	14.0%	2,382,150	12.1%
Corporate securities	10,192,293	41.8%	7,433,176	37.5%
Residential mortgage backed securities	2,703,290	11.1%	2,878,557	14.5%
Other asset backed securities	463,390	1.9%	204,527	1.0%
Total fixed maturity securities	21,108,315	86.6%	16,652,863	84.0%
Equity securities	62,845	0.2%	65,961	0.4%
Mortgage loans on real estate	2,823,047	11.6%	2,598,641	13.1%
Derivative instruments	273,314	1.1%	479,786	2.4%
Other investments	115,930	0.5%	19,680	0.1%
	$24,383,451	100.0%	$19,816,931	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2011

Credit Quality of Fixed Maturity Securities - December 31, 2011

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$15,469,765	73.3%	Aaa/Aa/A	$14,777,524	70.0%
2	5,272,759	25.0%	Baa	4,945,809	23.4%
3	331,996	1.6%	Ba	257,585	1.2%
4	23,989	0.1%	B	169,112	0.8%
5	5,756	—%	Caa and lower	858,694	4.1%
6	4,050	—%	In or near default	99,591	0.5%
	$21,108,315	100.0%		$21,108,315	100.0%

Summary of Residential Mortgage Backed Securities

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in thousands)
OTTI has not been recognized
Government agency	$505,584	$449,720	$547,987
Prime	1,177,635	1,122,149	1,171,413
Alt-A	46,456	47,148	46,490
	$1,729,675	$1,619,017	$1,765,890
OTTI has been recognized
Prime	$693,276	$616,653	$590,477
Alt-A	471,586	382,370	346,923
	$1,164,862	$999,023	$937,400
Total by collateral type
Government agency	$505,584	$449,720	$547,987
Prime	1,870,911	1,738,802	1,761,890
Alt-A	518,042	429,518	393,413
	$2,894,537	$2,618,040	$2,703,290
Total by NAIC designation
1	$2,335,290	$2,133,582	$2,245,314
2	422,929	366,717	340,837
3	132,002	114,728	115,041
6	4,316	3,013	2,098
	$2,894,537	$2,618,040	$2,703,290

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2011

Fixed Maturity Securities by Sector

	December 31, 2011
	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	1,755,642	1,775,299
United States municipalities, states and territories	2,981,699	3,333,383
Foreign Government obligations	65,216	72,386
Corporate securities:
Consumer discretionary	885,834	992,042
Consumer staples	614,531	701,192
Energy	1,042,956	1,166,284
Financials	1,802,745	1,862,573
Health care	667,014	765,274
Industrials	1,029,933	1,151,961
Information technology	486,545	547,195
Materials	562,272	627,405
Military housing	5,331	5,482
Telecommunications	251,202	268,924
Utilities	1,727,993	1,988,764
Residential mortgage backed securities:
Government agency	449,720	547,987
Prime	1,738,702	1,761,890
Alt-A	429,518	393,413
Other asset backed securities:
Consumer discretionary	18,061	18,512
Consumer staples	5,000	5,038
Energy	8,338	8,680
Financials	160,994	162,892
Industrials	57,547	61,285
Military housing	142,903	152,549
Telecommunications	7,334	8,435
Utilities	14,762	17,221
Other	27,570	28,778
Redeemable preferred stock - financials	40,817	39,265
	16,980,179	18,464,109
Held for investment:
United States Government sponsored agencies	2,568,274	2,585,080
Corporate security - financials	75,932	59,342
	2,644,206	2,644,422

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2011

Watch List Securities - December 31, 2011

General Description	Number of Securities	Amortized Cost	Unrealized Losses	Fair Value	Months Below Amortized Cost
		(Dollars in thousands)
Corporate bonds:
Finance	5	$68,354	$(22,202)	$46,152	0 - 13
Industrial	3	18,286	(4,151)	14,135	5 - 16
	8	86,640	(26,353)	60,287

Mortgage Loans on Commercial Real Estate

	December 31, 2011		December 31, 2010
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$719,231	25.2%	$618,250	23.6%
Middle Atlantic	169,240	5.9%	172,443	6.6%
Mountain	411,054	14.4%	402,965	15.4%
New England	36,815	1.3%	42,695	1.6%
Pacific	309,693	10.8%	247,254	9.5%
South Atlantic	493,764	17.3%	496,606	19.0%
West North Central	487,693	17.1%	419,002	16.0%
West South Central	228,521	8.0%	215,650	8.3%
	$2,856,011	100.0%	$2,614,865	100.0%

Property type distribution
Office	$777,343	27.2%	$683,404	26.2%
Medical Office	175,580	6.1%	166,930	6.4%
Retail	635,916	22.3%	589,369	22.5%
Industrial/Warehouse	710,426	24.9%	666,908	25.5%
Hotel	139,193	4.9%	151,516	5.8%
Apartment	187,548	6.6%	131,682	5.0%
Mixed use/other	230,005	8.0%	225,056	8.6%
	$2,856,011	100.0%	$2,614,865	100.0%

	December 31,
	2011	2010
Credit Exposure - By Payment Activity
Performing	$2,743,068	$2,501,843
In workout	67,425	68,477
Delinquent	6,595	20,482
Collateral dependent	38,923	24,063
	2,856,011	2,614,865
Specific Loan Loss Allowance	(23,664)	(13,224)
General Loan Loss Allowance	(9,300)	(3,000)
	$2,823,047	$2,598,641

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2011

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
D. J. Noble, Executive Chairman
(515) 457-1703, dnoble@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
John M. Matovina, Vice Chairman, Chief Financial Officer and Treasurer
(515) 457-1813, jmatovina@american-equity.com
Wendy C. Waugaman, President and Chief Executive Officer
(515) 457-1824, wcwaugaman@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2011
First Quarter	$13.93	$11.27	$13.12	$0.00
Second Quarter	$13.53	$11.91	$12.71	$0.00
Third Quarter	$13.22	$8.01	$8.75	$0.00
Fourth Quarter	$11.82	$8.05	$10.40	$0.12

2010
First Quarter	$10.99	$6.65	$10.65	$0.00
Second Quarter	$11.64	$8.53	$10.32	$0.00
Third Quarter	$11.19	$9.19	$10.24	$0.00
Fourth Quarter	$13.01	$10.11	$12.55	$0.10

2009
First Quarter	$7.40	$2.96	$4.16	$0.00
Second Quarter	$8.86	$4.01	$5.58	$0.00
Third Quarter	$8.65	$5.24	$7.02	$0.00
Fourth Quarter	$8.40	$6.10	$7.44	$0.08
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-December 31, 2011

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com

Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com

Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com

Daniel Furtado
Jefferies & Company, Inc.
(415) 229-1569
dfurtado@jefferies.com

Erik Bass
J.P. Morgan
(212) 622-2295
erik.bass@jpmorgan.com